UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2016

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37865	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 29, 2016, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 97 properties located in the Houston, Texas metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated September 27, 2016 with Red Door Housing, LLC, a Texas limited liability company, (the “Houston 97 Seller”). The Houston 97 Seller is not a related party and the acquisition was not an affiliated transaction.

The contract purchase price for the 97 acquired properties was approximately $9,091,000, exclusive of closing costs. The Company funded 100% of the purchase price with cash.

On November 30, 2016, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the 97 homes in the Houston 97 Homes portfolio. This amendment is being filed for the sole purpose of filing the independent auditors report, financial statements and pro forma financial information with respect to the Houston 97 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Houston 97 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015

Notes to Statements of Revenues Over Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016

Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016

Notes to the Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015

Notes to the Unaudited Pro Forma Statement of Operations for the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: February 3, 2017	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Houston 97 Homes for the year ended December 31, 2015, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Houston 97 Homes for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A), and is not intended to be a complete presentation of the revenues and expenses of Houston 97 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California

February 3, 2017

HOUSTON 97 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months	Year
	Ended	Ended
	September, 30	December 31,
	2016	2015
	(unaudited)

Rental income	$823,274	$1,074,240

Operating expenses:
Property operating and maintenance	222,896	282,763
Real estate taxes	181,630	190,092

Total operating expenses	404,526	472,855

Revenues over certain operating expenses	$418,748	$601,385

See the accompanying notes to statements of revenues over certain operating expenses.

HOUSTON 97 HOMES

NOTES TO THE STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2016 (unaudited)

and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On November 29, 2016, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of 97 properties located in the Houston, Texas metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated September 27, 2016 with Red Door Housing, LLC, a Texas limited liability company, (the “Houston 97 Seller”). The Houston 97 Seller is not a related party and the acquisition was not an affiliated transaction.

The contract purchase price for the 97 acquired properties was approximately $9,091,000, exclusive of closing costs. The Company funded 100% of the purchase price with cash.

The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying audited statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Houston 97 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Houston 97 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Houston 97 Homes.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2015 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Houston 97 Homes was acquired from an unrelated party and (ii) based on due diligence of the Houston 97 Homes by the Company, management is not aware of any material factors relating to the Houston 97 Homes that would cause this financial information not to be indicative of future operating results.

HOUSTON 97 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2016 (unaudited)

and the Year Ended December 31, 2015

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Houston 97 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, the Houston 97 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

5.	SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the consolidated balance sheets of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2015 and September 30, 2016 (unaudited), the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2015 and for the nine months ended September 30, 2016 (unaudited), and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2015 and the consolidated financial statements as of and for the nine months ended September 30, 2016 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Houston 97 Homes, which are included herein.

The following unaudited pro forma consolidated balance sheet as of September 30, 2016 has been prepared to give effect to the acquisition of Houston 97 Homes as if the acquisition occurred on September 30, 2016.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2016 and for the year ended

December 31, 2015 have been prepared to give effect to the acquisition of Houston 97 Homes as if the acquisition occurred on January 1, 2015.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Houston 97 Homes been consummated as of the dates indicated. In addition, the pro forma consolidated balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2016

	Actual	Pro Forma	Pro Forma
	September 30,	Adjustments	September 30,
	2016(a)	Houston 97	2016
	(Unaudited)	Acquisition (b)	(Unaudited)

ASSETS
Investment in real estate, net
Land	$6,761,350	$1,727,290	$8,488,640
Buildings and improvements	32,109,480	7,310,849	39,420,329
	38,870,830	9,038,139	47,908,969
Accumulated depreciation	(2,525,663)	-	(2,525,663)
Investment in real estate, net	36,345,167	9,038,139	45,383,306

Cash	16,082,203	(8,770,598)	7,311,605
Rents and other receivables	245,800	-	245,800
Escrow deposits	92,500	(92,500)	-
Lease origination costs, net	224,706	52,861	277,567
Other assets	141,052	-	141,052

Total Assets	$53,131,428	$227,902	$53,359,330

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities	$930,704	$201,977	$1,132,681
Security deposits	439,192	106,925	546,117
Note payable, net	19,473,379	-	19,473,379

Total Liabilities	20,843,275	308,902	21,152,177

Stockholders' Equity
Common stock, 10,122,425 issued and outstanding	10,122	-	10,122
Additional paid-in capital	38,836,862	-	38,836,862
Accumulated deficit	(6,558,831)	(81,000)	(6,639,831)
Total Stockholders' Equity	32,288,153	(81,000)	32,207,153

Total Liabilities and Stockholders' Equity	$53,131,428	$227,902	$53,359,330

See the accompanying notes to unaudited pro forma consolidated balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2016

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of September 30, 2016.

b)	Represents the acquisition of Houston 97 Homes. The purchase price of Houston 97 Homes was approximately $9,091,000 plus closing and acquisition costs of approximately $81,000. Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of lease origination costs) acquired in a business combination based on their estimated fair values.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2016

	Actual	Pro Forma		Pro Forma
	Nine months ended	Adjustments		Nine months ended
	September 30, 2016	Houston 97		September 30, 2016
	(Unaudited) (a)	Acquisition		(Unaudited)
Revenue:
Rental income	$4,154,784	$823,274	(b)	$4,978,058

Operating expenses:
Property operating and maintenance	1,207,217	222,896	(c)	1,430,113
Real estate taxes	658,256	181,630	(c)	839,886
Acquisition costs	76,129	-		76,129
Depreciation and amortization	964,953	218,880	(d)	1,183,833
General and administrative	1,349,733	-		1,349,733
Noncash share-based compensation	425,000	-		425,000
Legal and accounting	117,132	-		117,132
Interest expense	775,849	-		775,849

Total operating expenses	5,574,269	623,406		6,197,675

Net income (loss)	$(1,419,485)	$199,868		$(1,219,617)

Net loss per share, basic and diluted	$(0.19)			$(0.16)

Weighted average number of common
shares outstanding	7,441,650			7,441,650

See the accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2016

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2016.

b)	Represents net rental income for the Houston 97 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2016, based on historical operations of the previous owner.

c)	Represents operating expenses and real estate taxes of the Houston 97 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2016, based on historical operations of the previous owner.

d)	Represents adjustments to depreciation and amortization expense for the Houston 97 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2016. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

	Actual	Pro Forma		Pro Forma
	Year ended	Adjustments		Year ended
	December 31, 2015	Houston 97		December 31, 2015
	(Audited) (a)	Acquisition		(Unaudited)
Revenue:
Rental income	$4,934,201	$1,074,240	(b)	$6,008,441
Other income	31,447	-		31,447
	4,965,648	1,074,240		6,039,888

Operating expenses:
Property operating and maintenance	1,552,051	282,763	(c)	1,834,814
Real estate taxes	753,994	190,092	(c)	944,086
Acquisition costs	375,780	81,000	(d)	456,780
Depreciation and amortization	1,162,312	291,850	(e)	1,454,162
General and administrative	1,795,844	-		1,795,844
Legal and accounting	377,528	-		377,528
Interest expense	744,000	-		744,000

Total operating expenses	6,761,509	845,705		7,607,214

Net income (loss)	$(1,795,861)	$228,535		$(1,567,326)

Net loss per share, basic and diluted	$(0.26)			$(0.22)

Weighted average number of common
shares outstanding	7,016,796			7,016,796

See the accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K for the year ended December 31, 2015.

b)	Represents net rental income for the Houston 97 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2015, based on historical operations of the previous owner.

c)	Represents operating expenses and real estate taxes of the Houston 97 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2015, based on historical operations of the previous owner.

d)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2015.

e)	Represents adjustments to depreciation and amortization expense for the Houston 97 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2015. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.